UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 14, 2023

AQUA METALS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37515	47-1169572
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
5370 Kietzke Lane, Suite 201 Reno, Nevada 89511
(Address of principal executive offices)

(775) 446-4418
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b)of the Act:

Title of each class Common stock: Par value $.001	Trading Symbol(s) AQMS	Name of each exchange on which registered Nasdaq Capital Market

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 14, 2023, the Board of Directors (“Board”) of Aqua Metals, Inc, acting upon the recommendation of the Board’s Nominating and Corporate Governance Committee, appointed Sung Yi, Ph.D., P.E. to the Board. Dr. Yi was nominated to serve on the Board by Yulho Co., Ltd. (“Yulho”) pursuant to Board nomination rights granted to Yulho in the Securities Purchase Agreement between the Company and Yulho dated July 18, 2023.

Dr. Sung Yi, are 65, has 30-year hands-on experience of Battery and Fuel Cell engineering, published 300+ original articles in referred journal articles and symposia/published proceedings and published abstracts of papers presented at professional meetings. From 1994 to 2023, Dr. Yi has served in various executive roles with Hanyang University, Seoul, Korea, including Collaboration Professor for Battery Engineering, Director of Research Institute of Clean Energy, Director of Fuel Cells and Hydrogen Technology, Dean of College of Engineering III, Dean of Applied Chemical and Bio Engineering, Director of Hanyang Fusion Research, and Associate Dean of Research.  Dr. Yi also serves on the Board of Directors for The Korea Engineering University, Ansan, Korea, Gyeonggi University of Science and Technology, Siheung, Korea, and the Non-executive Directors of YULHO Inc., Seoul, Korea and KWANGMU Inc., Seoul, Korea.

Dr. Yi also served as Deputy CEO and CTO of NPTech, a Hanyang University-affiliated company focused on nanotechnology. Dr. Yi also served as a visiting professor for Singapore’s Nanyang Technological University and as a director of the Tech University of Korea and of Gyeonggi College of Science and Technology.  Dr. Yi obtained an undergraduate degree in chemical engineering from Hanyang University, a master’s degree in chemical engineering from the University of Iowa and a Ph.D. in Chemical Engineering from Brigham Young University. Dr. Yi currently serves as a non-executive director of Yulho.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AQUA METALS, INC.

Dated: September 20, 2023	/s/ Judd Merrill
Judd Merrill
Chief Financial Officer